UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	08-2130269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 402-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

EXPLANATORY NOTE

As previously reported under Items 1.01 and 2.01 of the Current Report on Form 8-K filed by FAT Brands Inc. (“FAT”) on July 10, 2018, FAT completed its acquisition of Hurricane AMT, LLC, a Florida limited liability company (“Hurricane”) pursuant to an Amended and Restated Membership Interest Purchase Agreement (the “Amended Purchase Agreement”), under which the Company agreed to purchase all of the membership interests of Hurricane. The results of Hurricane have been included in FAT’s consolidated financial statements since the date of acquisition.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Hurricane required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Hurricane for the years ended December 31, 2017 and December 25, 2016 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited financial statements of Hurricane for the interim twenty-six week period ended July 1, 2018 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of FAT and Hurricane with respect to the year ended December 31, 2017 and the twenty-six weeks ended July 1, 2018 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Hurricane AMT, LLC and Subsidiary as of December 31, 2017 and December 25, 2016 and the years then ended and notes thereto.

99.2	Unaudited Consolidated Financial Statements of Hurricane AMT, LLC and Subsidiary as of and for the interim twenty-six week period ended July 1, 2018 and notes thereto.

99.3	Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2017 and the interim period ended July 1, 2018 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2018

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer